      As filed with the Securities and Exchange Commission on May 5, 1998


                                                      Registration No. 333-34547


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          ---------------------------

                                 TELEGROUP, INC.
             (Exact name of Registrant as specified in its charter)

             Iowa                                                 42-1344121
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                               2098 Nutmeg Avenue
                              Fairfield, Iowa 52556
              (Address of Registrant's principal executive offices)

                          ---------------------------

                                 TELEGROUP, INC.
                           THIRD AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN
                            (Full Title of the Plan)

                          ---------------------------

                                  Clifford Rees
                            Chief Executive Officer
                                 Telegroup, Inc.
                               2098 Nutmeg Avenue
                              Fairfield, Iowa 52556
                                 (515) 472-5000
            (Name, address and telephone number of agent for service)

                          ---------------------------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Telegroup, Inc. Third Amended and Restated 1996 Stock Option Plan (the "Plan"), specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on August 28, 1997, Registration No. 333-34547, are hereby incorporated by reference herein.

         The applicable registration fees were paid at the time of the original filing of this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairfield, State of Iowa, on May 5, 1998.

                                         TELEGROUP, INC.

                                         By: /s/ Douglas A. Neish
                                             ----------------------------------
                                             Douglas A. Neish, Vice President -
                                             Finance, and Chief Financial
                                             Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed, on May 5, 1998, by the following persons in the capacities indicated:


                 SIGNATURE                               TITLE
                 ---------                               -----

         *Fred Gratzon                      Chairman of the Board of Directors
    -----------------------------------
         Fred Gratzon


         *Clifford Rees                     Chief Executive Officer and Director
    -----------------------------------     (Principal Executive Officer)
         Clifford Rees


      /s/ Steven J. Baumgartner             President, Chief Operating Officer,
    -----------------------------------     and Director
         Steven J. Baumgartner


       /s/ Douglas A. Neish                 Vice President - Finance, Chief
    -----------------------------------     Financial Officer, and Director
         Douglas A. Neish                   (Principal Financial Officer)


         *Gary Korf                         Director of Finance and Controller
    -----------------------------------     (Principal Accounting Officer)
         Gary Korf


                                            Director
    -----------------------------------
         Rashi Glazer


                                            Director
    -----------------------------------
         J. Sherman Henderson III


         /s/ Eric E. Stakland               Vice President - International
    -----------------------------------     Marketing and Operations and
         Eric E. Stakland                   Director

*By:  /s/ Douglas A. Neish
    -----------------------------------
    Douglas A. Neish, attorney-in-fact
    for each of the persons indicated

                           Registration No. 333-34547

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ---------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                          ---------------------------


                                 TELEGROUP, INC.


                          ---------------------------


                                    EXHIBITS


                          ---------------------------

                                  EXHIBIT INDEX


Exhibit                                           Exhibit
Number                                          Description
------                                          -----------

4.1 Telegroup, Inc. Amended and Restated 1996 Stock Option Plan (Exhibit 4.1 to Form S-8 Registration Statement (Reg. No. 333-34547), and incorporated herein by reference).

4.2 Telegroup, Inc. Second Amended and Restated 1996 Stock Option Plan (Exhibit 99 to the Registrant's Proxy Statement for the 1998 Annual Meeting of Stockholders, dated as of April 17, 1998, and incorporated herein by reference).

4.3        *         Telegroup, Inc. Third Amended and Restated 1996 Stock
                     Option Plan.

4.4                  Restated Articles of Incorporation of Telegroup, Inc.
                     (Exhibit 3.1 to Form S-1 Registration Statement, as amended (Reg. No. 333-25065), and incorporated herein by reference).

4.5 Form of Second Restated Articles of Incorporation of Telegroup, Inc. (Exhibit 3.2 to Form S-1 Registration Statement, as amended (Reg. No. 333-25065), and incorporated herein by reference).

4.6 By-Laws of Telegroup, Inc. (Exhibit 3.3 to Form S-1 Registration Statement, as amended (Reg. No. 333-25065), and incorporated herein by reference).

4.7                  Form of Amended and Restated By-Laws of Telegroup, Inc.
                     (Exhibit 3.4 to Form S-1 Registration Statement, as amended (Reg. No. 333-25065), and incorporated herein by reference).

5.1 Opinion of Marcus & Thompson, P.C. regarding legality (Exhibit 5.1 to Form S-8 Registration Statement (Reg. No. 333-34547), and incorporated herein by reference).

23.1 Consent of KPMG Peat Marwick LLP (Exhibit 23.1 to Form S-8 Registration Statement (Reg. No. 333-34547), and incorporated herein by reference).

23.2                 Consent of Marcus & Thompson, P.C. (included in Exhibit
                     5.1).

24.1 Powers of Attorney (Exhibit 24.1 to Form S-8 Registration Statement (Reg. No. 333-34547), and incorporated herein by reference).


----------
*Filed with this Registration Statement.